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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 3, 2004



                            -------------------------



                                  eSPEED, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                0-28191                13-4063515
------------------------------- -------------- --------------------------------
 (State or Other Jurisdiction    (Commission          (I.R.S. Employer
      of Incorporation)          File Number)        Identification No.)



   135 East 57th Street, New York, New York                     10022
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   (Address of Principal Executive Offices)                   (Zip Code)


                                 (212) 938-5000
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
     -----------------------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)





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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(c)      Exhibits.

         See Exhibit Index attached to this Current Report on Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
------------------------------------------------------

On May 3, 2004, eSpeed, Inc. (the "Registrant") issued a press release announcing its preliminary operating statistics for the quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 12 of Form 8-K. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

In the press release, the Registrant uses non-GAAP financial measures of revenues, income before income tax provision, net income and earnings per share to supplement its consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, and to better reflect its quarter-over-quarter and comparative first quarter operating performance. The Registrant also provides a computation of free cash flows. These non-GAAP financial measures do not replace the presentation of GAAP financial results but are provided to enhance overall understanding of the Registrant's current financial performance and prospects for the future. Specifically, the Registrant's management believes that the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to its financial condition and results from operations. In addition, management uses these measures for reviewing the Registrant's financial results and evaluating its financial performance.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                         eSpeed, Inc.




Date: May 3, 2004                        By: /s/ Howard W. Lutnick
                                             ---------------------------------
                                             Howard W. Lutnick
                                             Chairman, Chief Executive Officer
                                               and President















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                                  EXHIBIT INDEX
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Exhibit
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99.1      Press release of eSpeed, Inc. dated May 3, 2004 containing preliminary operating statistics for the quarter ended March 31, 2004.